Exhibit10.22AO

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FORTIETH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This FORTIETH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). This Amendment is executed as of the date last signed below but effective as of April 9, 2019 (the “Amendment Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.

Customer requested , and CSG agreed to modify an existing API interface and associated web portal logic to provide and develop an interface that in response to a Customer request will return separate from other [*****] and [****] the specific [******** ****** ******* (***)] and [********* ** (***) ****/*****] associated with a given subscriber stored within CCS (the existing API interface, as modified pursuant to Note 1 of Section 2 below is hereafter referred to as the “Custom [***] API Return Interface”). The Customer [***] API Return Interface is being designed, developed, tested and deployed by CSG’s professional group pursuant to PSGFTR-[***], and [*** ********] in the production environment on [***** *], 2019. Once deployed, CSG will host, support and maintain the Custom [***] API Return Interface in accordance with the terms and conditions of the Agreement.

2.

As of the Amendment Effective Date, Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection A., titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services” is hereby amended to add a new Subsection 31., titled “Custom *** API Return Interface,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
31. Custom [***] API Return Interface (Note 1)
a) [********** ******* *** ***********] Fee (Note 2 - 4) (Note 6)	[********]	[$********]
b) [*********** *******] fee (Note 5) (Note 6)	[********]	[$*********]

Note 1: CSG shall design, develop, test and deploy an API interface and associated web portal logic (the “Custom API [***] Return Interface”), which is identified as [**********] in approved documents exchanged between the parties. The total implementation fees for CSG to develop, test and deploy the Custom [***] API Return Interface were approved in the [***** **** ***], which [************** ****] shall be deemed [**** *** ***********] from that certain Statement of Work (CSG document number [*******]) titled “[**** ******** **********]” with an Effective Date of [********* *** ****]. The Custom [*** ***] Return Interface [*** ********] in the production environment on [***** *], 2019.

Exhibit10.22AO

Note 2: Production support and maintenance (“Production Support”) will commence on [*** *], 2019, [*** ***** *** ** *** **** ******** ***** ***********] following the [****] of [**********] of the [****** *** *** ****** ********* ** **********]. Prior to [***** ** ********** *******], CSG shall [*******] and [********] the Custom [***] API Return Interface pursuant to [*** ******** **********] of the Agreement. The [****** ********** ******* *** *********** ***] is due to CSG [** *******] of [**** ****** ******], with (a) the [***** ****** ********** ******* *** *********** ***] to be invoiced [** ** *** ** ***** *** ***** *** ** *** **** ******** ***** *********** ********* *** **** ** ********** ** *** ****** *** *** ****** *********  ** **********] and (b) subsequent [****** ********** ******* *** *********** ****] to be invoiced as of [*** *********** **  *** **** **** ******* ********** ******* *** *********** ***] is invoiced.

Note 3:  The [****** ********** ******* *** *********** ***] covers [***** (**) *****] of [**** ********** *******], including [********* ********** ********* *** ********* ******** ******** ********]. CSG will be responsible for resolution of Custom [***] API Return Interface defects caused by CSG or the CSG systems used to provide such solution (i.e., excluding other Customer or third party systems used in connection with the interface).  [********** *******] is intended to address [**********] issues only and does not include any request by Customer for [*** ********* ********** ************ ** *********** ************* *******] to the Custom [***] API Return Interface, each of which shall require the parties to enter into a separate Statement of Work or other document to prescribe such additional [***********] and/or [************* ****] (and, if applicable, an amendment to this Agreement to specify any additional fees, terms and/or conditions relative to such resulting [*********** / *************]).

Note 4:  If Customer [*******] the [****** ***** (**) *****] of [********** *******], CSG shall charge and Customer agrees to pay [********** ****] for the [********** ******* ***** ********* **** ****** *****] pursuant to a separate Statement of Work or Letter of Authorization.

Note 5: The [*********** ******* ****] contemplate [*** (*) *******] and a [******* ** ** * ************ ********* *** *****]. If [******] requires [********** ******* *** ** ********* ******** ** *****], as determined at CSG's discretion, the parties shall enter into a mutually agreeable Statement of Work and Amendment to [*** *** ******* *** ******* ****]. In the event Customer [**** *** ***** ** *** ********** *******], Customer understands and acknowledges the [************* *** ** ********]. [******** **** ******* *** ******* ** ** ******** ** ****** *** ******]. Customer acknowledges the Custom [***] API Return Interface is not subject to any [*********** *********].

Note 6: The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement. Additionally, as provided in Note 3 above, [*** *** ************* ***** ** *** ****** *** *** ****** ********* *** ***** ** ******** ** *** ****] applicable to such interface.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: SVP, General Counsel & Secretary
Date: 6-28-2019	Date: Jun 20, 2019